Exhibit 99.1
                                  ------------



                        AVALON DIGITAL MARKETING SYSTEMS

                                  Balance Sheet

                              As of April 30, 2004



                ASSETS

Current Assets:
  Cash (from Form 2-B, line 5)                    $     76,149
  Accounts Receivable (from Form 2-E)                    7,422
  Receivable from Officers, Employees, Affiliates            -
  Inventory                                                  -
  Other Current Assets:
    Contract, AR                                        15,026
    Retainage                                           48,879
    Prepaid and Other                                   15,396
                                                  ------------
        Total Current Assets                                       $    162,872
                                                                   ------------

Fixed Assets:
  Land                                                       -
  Building                                                   -
  Equipment, Furniture and Fixtures                  1,218,937
                                                  ------------

        Total Fixed Assets                           1,218,937
                                                  ------------
  Less:  Accumulated Depreciation                     (875,814)

        Net Fixed Assets                                                343,123
                                                                   ------------

Other Long Term Assets:
  License                                               11,000
                                                  ------------
        TOTAL ASSETS                                                    516,995
                                                                   ------------

                LIABILITIES

Post Petition Liabilities:
  Accounts Payable (from Form 2-E)                     275,639
  Notes Payable                                              -
  Rents and Leases Payable                               6,700
  Taxes Payable (from Form 2-E)                         22,054
  Accrued interest                                       2,346
  Other:
    Accrued Expense                                    305,997
                                                  ------------

        Total Post Petition Liabilities                            $    612,736
                                                                   ------------

Pre-Petition Liabilities:
  Priority Claims                                      160,989
  Secured Debt                                         251,829
  Unsecured Debt                                     9,082,263
                                                  ------------
        Total Pre-Petition Liabilities                                9,495,081
                                                                   ------------

        TOTAL LIABILITIES                                          $ 10,107,817
                                                                   ------------

                OWNERS' EQUITY

Capital Stock or Owner's Investment               $      8,714
Paid-In Capital                                     28,051,203
Retained Earnings:
  Pre Petition                                     (36,880,111)
  Post Petition                                       (770,628)
                                                  ------------

        TOTAL OWNERS' EQUITY                                       $ (9,590,822)
                                                                   ------------

        TOTAL LIABILITIES AND OWNERS' EQUITY                       $    516,995
                                                                   ------------



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                        AVALON DIGITAL MARKETING SYSTEMS

                            Profit and Loss Statement

                      For Period April 1 to April 30, 2004


Gross Operating Revenue                           $     97,137
Less:  Discounts, Returns and Allowances                     -
                                                  ------------

        Net Operating Revenue                                      $     97,137

Cost of Goods Sold                                                       11,439
                                                                   ------------

        Gross Profit                                                     85,698
                                                                   ------------

Operating Expenses
  Salaries and Wages                                    94,607
  Rents and Leases                                       6,843
  Payroll Taxes (Employer)                              10,313
  Other:
    Health Insurance                                    10,529
    Fees/Licenses                                           42
    G & A                                               14,763
                                                  ------------

        Total Operating Expenses                                        137,097

        Operating Income (Loss)                                         (51,399)
                                                                   ------------

Legal and Professional Fees                                                 371
Depreciation, Depletion and Amortization                                 27,582
Interest Expense                                                          1,000
                                                                   ------------

        Net Operating Income (Loss)                                     (80,352)
                                                                   ------------

Non-Operating Income and Expenses
  Other Non-Operating (Expenses)                        (7,852)
  Gains (Losses) on Sale of Assets                           -
  Interest Income                                            -
  Other Non-Operating Income                                 -
                                                  ------------

        Net Non-Operating Income or (Expenses)                           (7,852)
                                                                   ------------


        Net Income (Loss) Before Income Taxes                           (88,204)
                                                                   ------------

Federal and State Income Tax Expense (Benefit)                                -
                                                                   ------------

        NET INCOME (LOSS)                                          $    (88,204)
                                                                   ------------



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